Restructuring - Summary of Restructuring Costs Incurred, Expected to be Incurred and Estimated Total Costs (Details) - Employee Termination Benefits $ in Thousands	9 Months Ended
Sep. 30, 2020 USD ($)
Restructuring Cost and Reserve [Line Items]
Cost Incurred During the Period	$ 984
Cumulative Costs Incurred Through End of the Period	984
Estimated Additional Costs to be Incurred	0
Total Restructuring Costs Expected to be Incurred	$ 984